May 2, 2024 WestRock Q2 FY2024 Results Exhibit 99.2

Cautionary Language Forward Looking Statements: This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements on the slides entitled “Key Highlights”, “Exceeding Cost Savings Targets; Strong Momentum for FY24 and Beyond”, “Q2 FY24 Corrugated Packaging Results”, “Q2 FY24 Consumer Packaging Results”, “Q2 FY24 Global Paper Results”, “Q2 FY24 Distribution Results”, and “Q3/H2 FY24 Sequential Expectations” that present our current expectations, beliefs, plans or forecasts for future periods. Forward-looking statements are based on our current expectations, beliefs, plans or forecasts and use words or phrases such as "may," "will," "could," "should," "would," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target," "prospects," "potential," “commit,” and "forecast," and other words, terms and phrases of similar meaning or refer to future time periods. Forward-looking statements involve estimates, expectations, projections, goals, targets, forecasts, assumptions, risks and uncertainties. A forward-looking statement is not a guarantee of future performance, and actual results could differ materially from those contained in the forward-looking statement.  Forward-looking statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control, such as developments related to pricing cycles and volumes; economic, competitive and market conditions generally, including macroeconomic uncertainty, customer inventory rebalancing, the impact of inflation and increases in energy, raw materials, shipping, labor and capital equipment costs; reduced supply of raw materials, energy and transportation, including from supply chain disruptions and labor shortages; intense competition; results and impacts of acquisitions, including operational and financial effects from the acquisition of the remaining stake in Grupo Gondi (the “Mexico Acquisition”), and divestitures; business disruptions, including from the occurrence of severe weather or a natural disaster or other unanticipated problems, such as labor difficulties, equipment failure or unscheduled maintenance and repair, or public health crises; failure to respond to changing customer preferences and to protect our intellectual property; the amount and timing of capital expenditures, including installation costs, project development and implementation costs, and costs related to resolving disputes with third parties with which we work to manage and implement capital projects; risks related to international sales and operations; the production of faulty or contaminated products; the loss of certain customers; adverse legal, reputational, operational and financial effects resulting from information security incidents and the effectiveness of business continuity plans during a ransomware or other cyber incident; work stoppages and other labor relations difficulties; inability to attract, motivate and retain qualified personnel, including as a result of the proposed business combination with Smurfit Kappa plc (the "Transaction"); risks associated with sustainability and climate change, including our ability to achieve our sustainability targets and commitments and realize climate-related opportunities on announced timelines or at all; our inability to successfully identify and make performance improvements and deliver cost savings and risks associated with completing strategic projects on anticipated timelines and realizing anticipated financial or operational improvements on announced timelines or at all, including with respect to our business systems transformation; risks related to the proposed Transaction, including our ability to complete the Transaction on the anticipated timeline, or at all, restrictions imposed on our business under the Transaction agreement, disruptions to our business while the proposed Transaction is pending, the impact of management’s time and attention being focused on consummation of the proposed Transaction, costs associated with the proposed Transaction, and integration difficulties; risks related to our indebtedness, including increases in interest rates; the scope, costs, timing and impact of any restructuring of our operations and corporate and tax structure; the scope, timing and outcome of any litigation, claims or other proceedings or dispute resolutions and the impact of any such litigation (including with respect to the Brazil tax liability matter); and additional impairment charges. Such risks and other factors that may impact forward-looking statements are discussed in our Annual Report on Form 10-K for the fiscal year ended September 30, 2023, including in Item 1A “Risk Factors”, as well as in our subsequent filings with the Securities and Exchange Commission. The information contained herein speaks as of the date hereof, and the Company does not have or undertake any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.  Non-GAAP Financial Measures: We report our financial results in accordance with accounting principles generally accepted in the United States (“GAAP”). However, management believes certain non-GAAP financial measures provide users with additional meaningful financial information that should be considered when assessing our ongoing performance. Management also uses these non-GAAP financial measures in making financial, operating and planning decisions and in evaluating our performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our GAAP results. The non-GAAP financial measures we present may differ from similarly captioned measures presented by other companies. For additional information, see the Appendix.  In addition, as explained in the Appendix, we are not providing a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP measure because we are unable to predict with reasonable certainty the ultimate outcome of certain significant items without unreasonable effort.

Key Highlights

- Sales and earnings in Q2 FY24
  - Net sales of $4.73 billion
  - Consolidated Adjusted EBITDA(1) of $618 million
  - Consolidated Adjusted EBITDA margin(1) of 13.1%
  - Adjusted EPS(1) of $0.39 per share, lower Adjusted Effective Tax Rate(1) from several discrete items
- Results exceeded guidance, primarily due to favorable volumes in Global Paper resulting in lower-than-expected economic downtime (EDT) and favorable energy costs
- N.A. corrugated per-day box shipments improved through the quarter, with March per-day shipments up 3.3% YoY
- Consumer Packaging Adjusted EBITDA margin expanded 70 bps YoY to 18.0%, driven by strong cost control
- Continued recovery in external containerboard, with shipments up 28% YoY driven by strength in exports; sequential improvement in paperboard volumes, up 15% QoQ
- Achieved ~$370 million in cost savings YTD; expect to significantly exceed previously announced FY24 target of $300 to $400 million(2)
- Named as one of Fortune's Most Innovative Companies in America in 2024

Expect Continued Recovery through 2024 Driven by Improving Demand, Implementation of Announced Price Increases and Cost Savings Initiatives

Adjusted EBITDA
$ in millions

	Q2 FY24
Corrugated Packaging	$318
Consumer Packaging	$200
Global Paper	$130
Distribution	$9
WestRock(3)	$618

Adjusted EBITDA Margins

	Q2 FY24
Corrugated Packaging(4)	13.7%
Consumer Packaging	18.0%
Global Paper	12.7%
Distribution	3.3%
WestRock(3)	13.1%

1) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix
2) Cost savings reflect YoY change in certain costs incurred for manufacturing, SG&A, procurement and logistics, but exclude impact of economic downtime and inflation
3) Consolidated Adjusted EBITDA and Consolidated Adjusted EBITDA margin
4) Adjusted EBITDA margin (excluding white top trade sales), a non-GAAP financial measure

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WestRock

WestRock named as one of Fortune’s Most Innovative Companies in America in 2024 WestRock has ranked among the top 200 U.S. companies on Fortune’s list of America’s Most Innovative Companies 2024. The only packaging company to make the list! | © 2024 WestRock Company. All Rights Reserved.

Exceeding Cost Savings Targets; Strong Momentum for FY24 and Beyond(1) Cost savings reflect YoY change in certain costs incurred for manufacturing, SG&A, procurement and logistics, but exclude impact of economic downtime and inflation Continued Cost Savings Beyond FY24 Expect to Significantly Exceed Previously Announced Target with ~$370M Achieved through Q2 YTD Positioned for Significant Earnings Growth as Market Recovery Continues

Q2 FY24 WestRock Results

$ in Millions	Q2 FY24	Q2 FY23
Net Sales	$4,727	$5,278
Consolidated Adjusted EBITDA(1)	$618	$789
% Margin(1)	13.1%	14.9%

Consolidated Adjusted EBITDA | $ in Millions



$789
($13)
($257)
($18)
$164
($36)
($11)
$618
Q2 FY23
Volume
Price/Mix
Inflation
Operating Costs
EDT & Mill Closures(2)
Pension, FX & Other
Q2 FY24

Highlights

- Strong execution of cost savings initiatives with $164 million saved in Q2 and ~$370 million saved YTD(3)
- Packaging Adjusted EBITDA margin(4) of 15.1% increased 50 bps QoQ
- Results impacted by flow-through of previously published price declines and winter weather
- Containerboard system exited the quarter running full, with only 32K tons of containerboard economic downtime taken primarily early in the quarter

1) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix
2) Includes positive economic downtime impact of $8 million and negative mill closures impact of $44 million. Total EDT of 134K tons including 102K of paperboard and 32K of containerboard
3) Cost savings reflect YoY change in certain costs incurred for manufacturing, SG&A, procurement and logistics, but exclude impact of economic downtime and inflation
4) Packaging Adjusted EBITDA margin is a non-GAAP financial measure and combines our Corrugated Packaging and Consumer Packaging segments and excludes white top trade sales. See the Appendix

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WestRock

Q2 FY24 Corrugated Packaging Results

$ in Millions	Q2 FY24	Q2 FY23
Segment Sales[(1)(2)]	$2,328	$2,541
Adjusted EBITDA	$318	$408
% Margin[(1)(2)]	13.7%	16.0%

Adjusted EBITDA | $ in Millions



$408
($8)
($146)
($18)
$72
$11
($1)
$318
Q2 FY23
Volume
Price/Mix
Inflation
Operating Costs
EDT & Mill Closures[(3)]
Pension, FX & Other
Q2 FY24

Highlights

- Strong execution of cost savings initiatives with $72 million saved in Q2[(4)]
- Results impacted by winter weather, with improvement through the quarter
- March N.A. per day box shipments up 3.3% YoY, with strong momentum from new business wins heading into H2 FY24
- Continued execution of announced price increases
- Containerboard system exited the quarter running full
- Expect improving demand trends in H2 FY24

1) Excludes white top trade sales
2) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix
3) Includes positive economic downtime impact of $27 million and negative mill closures impact of $16 million
4) Cost savings reflect YoY change in certain costs incurred for manufacturing, SG&A, procurement and logistics, but exclude impact of economic downtime and inflation

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WestRock

Q2 FY24 Consumer Packaging Results

$ in Millions	Q2 FY24	Q2 FY23
Segment Sales	$1,114	$1,265
Adjusted EBITDA	$200	$219
% Margin	18.0%	17.3%

Adjusted EBITDA | $ in Millions



$219
($8)
($1)
($21)
$28
($10)
($7)
$200
Q2 FY23
Volume
Price/Mix
Inflation
Operating Costs
Economic Downtime
Pension, FX & Other
Q2 FY24

Highlights

- Strong execution of cost savings initiatives with $28 million saved in Q2[1]
- Expanded Adjusted EBITDA Margin 230 bps QoQ and 70 bps YoY to 18.0%
- Net organic sales volume[2] increased 4.8% sequentially
- Continued execution of announced price increases
- Results impacted by RTS divestiture in FY23[3]
- Expect improving demand trends in H2 FY24

1) Cost savings reflect YoY change in certain costs incurred for manufacturing, SG&A, procurement and logistics, but exclude impact of economic downtime and inflation
2) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix
3) RTS Q2 FY23 results included $57 million of segment sales and $7 million of Adjusted EBITDA

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WestRock

Q2 FY24 Global Paper Results

$ in Millions	Q2 FY24	Q2 FY23
Segment Sales	$1,016	$1,168
Adjusted EBITDA	$130	$187
% Margin	12.7%	16.0%

Adjusted EBITDA | $ in Millions



$187
($1)
($106)
$15
$84
($37)
($12)
$130
Q2 FY23
Volume
Price/Mix
Inflation
Operating Costs
EDT & Mill Closures (1)
Pension, FX & Other
Q2 FY24

Highlights

- Containerboard shipments increased 28% YoY driven by strength in exports
- Paperboard volumes up 15% QoQ, expecting continued improvement through 2024
- Strong execution of cost savings initiatives with $84 million saved in Q2[(2)]
- Results impacted by winter weather, with improvement through the quarter
- Q2 FY23 includes $22 million of net sales and $10 million of Adjusted EBITDA related to divested mills
- Containerboard system exited the quarter running full

1) Includes economic downtime impact of $9 million and mill closures impact of $28 million
2) Cost savings reflect YoY change in certain costs incurred for manufacturing, SG&A, procurement and logistics, but exclude impact of economic downtime and inflation

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WestRock

$ in Millions Q2 fy24 Q2 FY23 Segment Sales $272 $307 Adjusted EBITDA $9 $9 % Margin 3.3% 3.0% Q2 FY24 Distribution Results Highlights Strong execution of cost savings initiatives with $7 million saved in Q2(1) Expanded Adjusted EBITDA margin 30 bps YoY Volume down due to decline in moving & storage business Continue to execute commercial improvement program and cost savings initiatives to drive profitability ($9) Adjusted EBITDA | $ in Millions ($4) $6 $7 Cost savings reflect YoY change in certain costs incurred for manufacturing, SG&A, procurement and logistics, but exclude impact of economic downtime and inflation

Q3/H2 FY24 Sequential Expectations[(1)(2)]

- Continued realization of published price changes
- Improvement in consolidated volumes
- Higher recycled fiber partially offset by lower energy costs
- Relatively flat virgin fiber, chemicals and freight costs
- Increased scheduled maintenance downtime
- Anticipate these trends to persist through H2 FY24 compared to H1 FY24

Mill Maintenance Downtime Schedule (Tons in Thousands)[(3)]

	Q1	Q2	Q3	Q4	Full Year
FY24 Maintenance	157	92	182	125	**556**
FY23 Maintenance	184	156	140	27	**507**
FY22 Maintenance	198	132	62	50	**442**

1) Market trends are based on WestRock as a standalone company and do not give effect to the proposed Transaction
2) As previously announced, due to anticipated closing of the proposed Transaction in early July 2024 and requirements imposed in connection with certain regulatory submissions, WestRock is not providing financial guidance for Q3 FY24 and future periods
3) Reflects estimates for Q3, Q4, and full year FY24

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WestRock

Creating Value Leveraging the power of one WestRock to deliver unrivaled solutions to our customers Innovating with focus on sustainability and growth Relentless focus on margin improvement and increasing efficiency Executing disciplined capital allocation

Appendix

Corrugated Packaging Q2 Year Over Year Bridges(1) Adjusted EBITDA ($ in Millions) Distribution Global Paper ($8) ($1) ($146) ($18) $72 $11 ($1) ($106) $15 $84 ($37) See footnotes on slides 7, 8, 9 and 10 ($9) ($4) $7 $6 ($12) Consumer Packaging ($8) ($1) ($21) $28 ($10) ($7)

Shipment Data(1) Quantities may not sum due to trailing decimals Excludes Mexico Revised FY23 N.A. Corrugated Packaging in Q4 FY23 Latin America data includes operations acquired in the Mexico Acquisition

Non-GAAP Financial Measures Adjusted Earnings Per Diluted Share We use the non-GAAP financial measure “Adjusted Earnings per Diluted Share,” also referred to as “Adjusted Earnings per Share” or “Adjusted EPS”, because we believe this measure provides our management, board of directors, investors, potential investors, securities analysts and others with useful information to evaluate our overall performance since it excludes restructuring and other costs, impairment of goodwill and mineral rights, business systems transformation costs, and other specific items that we believe are not indicative of our ongoing operating results. Our management and board of directors use this information in making financial, operating and planning decisions and when evaluating our performance related to other periods. We believe the most directly comparable GAAP measure is “Diluted earnings (loss) per share”. Adjusted Operating Cash Flow and Adjusted Free Cash Flow We use the non-GAAP financial measures “Adjusted Operating Cash Flow” and “Adjusted Free Cash Flow” because we believe these measures provide our management, board of directors, investors, potential investors, securities analysts and others with useful information to evaluate our overall performance relative to other periods because they exclude certain cash restructuring and other costs, net of tax and business systems transformation costs, net of tax that we believe are not indicative of our ongoing operating results.  We believe Adjusted Free Cash Flow provides greater comparability across periods by excluding capital expenditures. We believe the most directly comparable GAAP measure is “Net cash provided by operating activities”.  Consolidated Adjusted EBITDA and Consolidated Adjusted EBITDA Margins We use the non-GAAP financial measures “Consolidated Adjusted EBITDA” and “Consolidated Adjusted EBITDA Margins”, along with other measures in making financial, operating and planning decisions and when evaluating our performance related to other periods. We believe that our management, board of directors, investors, potential investors, securities analysts and others use these measures to evaluate our overall performance. Management believes that the most directly comparable GAAP measure to “Consolidated Adjusted EBITDA” is “Net income (loss) attributable to common stockholders”.  It can also be derived by adding together each segment’s “Adjusted EBITDA” plus “Non-allocated expenses”. “Consolidated Adjusted EBITDA Margins” is calculated as “Consolidated Adjusted EBITDA” divided by Net Sales. Corrugated Adjusted EBITDA Margin, Excluding Trade-Sales “Corrugated Adjusted EBITDA Margin, Excluding Trade Sales” is computed by dividing “Corrugated Adjusted EBITDA” by corrugated segment sales, excluding trade-sales, which is reported segment sales less trade-sales. Packaging Adjusted EBITDA Margin “Packaging Adjusted EBITDA Margin” is a non-GAAP financial measure and consists of the sum of “Corrugated Packaging segment Adjusted EBITDA” and “Consumer Packaging segment Adjusted EBITDA” divided by the sum of “Corrugated Packaging segment sales (excluding trade sales)” and “Consumer Packaging segment sales”. Consumer Packaging Net Organic Sales Volume “Consumer Net Organic Sales Volume” is a non-GAAP financial measure and is computed by subtracting the revenue impact of transferred operations, acquisitions, divestitures, price/mix and foreign exchange rate fluctuations from “Segment Sales”. Leverage Ratio, Net Leverage Ratio, Total Funded Debt and Adjusted Total Funded Debt We use the non-GAAP financial measures “Leverage Ratio” and “Net Leverage Ratio” as measurements of our operating performance and to compare to our publicly disclosed target leverage ratio. We believe our management, board of directors, investors, potential investors, securities analysts and others use each measure to evaluate our available borrowing capacity – in the case of “Net Leverage Ratio”, adjusted for cash and cash equivalents. We define Leverage Ratio as our Total Funded Debt divided by our credit agreement EBITDA, each of which term is defined in our revolving credit agreement, dated July 7, 2022, with Wells Fargo as administrative agent. While the Leverage Ratio under our credit agreement determines the credit spread on our debt, we are not subject to a leverage ratio cap. We define “Adjusted Total Funded Debt” as our Total Funded Debt less cash and cash equivalents. Net Leverage Ratio represents Adjusted Total Funded Debt divided by our credit agreement EBITDA. See calculations on slide 23 for each of these ratios as of March 31, 2024. Forward-looking Guidance We are not providing a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP measure because we are unable to predict with reasonable certainty the ultimate outcome of certain significant items without unreasonable effort. These items may include, but are not limited to, merger and acquisition-related expenses, restructuring expenses, asset impairments, litigation settlements, changes to contingent consideration and certain other gains or losses. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP reported results for the guidance period.

Reconciliation of Net (Loss) Income to Consolidated Adjusted EBITDA Schedule adds back expense or subtracts income for certain financial statement and segment footnote items to compute Consolidated Adjusted EBITDA

Adjusted Net Income and Adjusted Earnings Per Diluted Share Reconciliation The as reported results for Pre-Tax, Tax and Net of Tax are equivalent to the line items “Income (loss) before income taxes", "Income tax benefit" and "Consolidated net income (loss)", respectively, as reported on the Consolidated Statements of Operations These footnoted items are the “Other adjustments” reported in the Segment Information table on page 6 of our earnings release. The “Losses at closed facilities” line includes $1.3 million of depreciation and amortization

Reconciliation of Corrugated Packaging Adjusted EBITDA Margin

Reconciliation of Packaging Adjusted EBITDA Margin

Reconciliation of Consumer Packaging Net Organic Sales Volume

Adjusted Operating Cash Flow and Adjusted Free Cash Flow Reconciliation

TTM Credit Agreement EBITDA TTM Credit Agreement EBITDA and Leverage Ratio Total Debt, Funded Debt and Leverage Ratios Additional Permitted Charges primarily include restructuring and other costs, and certain non-cash and other items as allowed under the revolving credit agreement referenced in slide 16